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                                                                  EXHIBIT 10.8.2



[ART WORK]



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CHEMICAL BANK                                           April 23, 1996
270 Park Avenue
New York, NY 10017-2070                                 Amendment and Waiver, dated as of
                                                        April 23, 1996 to Term Loan Agreement
                                                        dated December 1, 1995 by and among
                                                        Leknarf Associates, LLC (the
                                                        "Borrower") and Garden State
                                                        Nutritionals (the "Guarantor") and
                                                        Chemical Bank, a New York banking
                                                        corporation (together with its
                                                        successors and/or assigns, the
                                                        "Bank").
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Mr. Stephen J. Young


Leknarf Associates, LLC


C/O Garden State Nutritionals, Inc.


100 Lehigh Drive


Fairfield, New Jersey 07004



Dear Steve:



WHEREAS. The Borrower and Guarantor have requested and the Bank has agreed, subject to the terms and conditions of this Waiver, to amend and waive the Agreements in certain aspects.



NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, that as of December 31, 1995, the parties hereto agree as follows:



     1. The definition of debt service coverage stated in the Loan Agreement dates 12/1/95 be amended and replaced completely with the following:



        (a)  "Debt Service Coverage Ratio" (i) for the past 12 months, sum of
             (x) net profits before taxes. Interest Expense, non-cash Interest Expense, depreciation, and amortization minus (y) Capital Expenditures, Dividends and distributions plus (z) Chemical Bank funded debt to finance distributions or Capital Expenditures divided by (ii) for the next 12 months, the current portion of long-term debt and/or Interest Expense on the Loan at the time at which the Debt Service Coverage Ratio is being determined.



     2. An extension to 120 days, from 90 days after fiscal year end 12/31/95. ONLY on the requirement to provide financial statements.



Except as expressly waived or consented to hereby, the Agreement shall remain in full force and effect in accordance with the original terms thereof. The Waiver herein contained is limited specifically to the matter set forth above and does not constitute directly or by implication waiver of any provision of the Agreement or any default which may occur or may have occurred under the Agreement.

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In witness whereof, the parties have caused this Waiver to the Agreement to be duly executed by their authorized officers all as of the day and year first above written.



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
               Chemical Bank                               Leknarf Associates, LLC
       By:      /s/  STEPHEN W. REVIS                     By: /s/  EDWARD M. FRANKEL
- --------------------------------------------     --------------------------------------------
              Stephen W. Revis                                  Title: Member
               Vice President                             By: /s/  KEITH I. FRANKEL
                                                 --------------------------------------------
                                                                Title: Member
                                                       Garden State Nutritionals, Inc.
                                                          By: /s/  EDWARD M. FRANKEL
                                                 --------------------------------------------
                                                               Title: President
                                                          By: /s/  STEPHEN J. YOUNG
                                                 --------------------------------------------
                                                        Title: Vice President, Finance
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